UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2020

SUPERIOR ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34037	75-2379388
(State or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

1001 Louisiana Street, Suite 2900 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 654-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	SPN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Amendment to Strategic Transaction

As previously disclosed, on December 18, 2019, Superior Energy Services, Inc., a Delaware corporation (“Superior Energy”), entered into an Agreement and Plan of Merger (the “Original Agreement”) with New NAM, Inc., a Delaware corporation (“NAM”), Forbes Energy Services Ltd., a Delaware corporation (“Forbes”), Spieth Newco, Inc., a Delaware corporation (“Holdco”), Spieth Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Holdco (“NAM Merger Sub”), and Fowler Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Holdco (“Fowler Merger Sub” and, together with NAM Merger Sub, the “Merger Subs”), pursuant to which, among other things, NAM Merger Sub will merge with and into NAM, with NAM surviving such merger as a direct, wholly owned subsidiary of Holdco, and Fowler Merger Sub will merge with and into Forbes, with Forbes surviving such merger as a direct, wholly owned subsidiary of Holdco (collectively, the “Mergers”), all on the terms and subject to the conditions of the Merger Agreement.

On February 20, 2020, the parties to the Original Agreement entered into Amendment No. 1 to Agreement and Plan of Merger (the “Amendment” and, the Original Agreement as amended by the Amendment, the “Merger Agreement”).

The Original Agreement provided that, as a condition to the closing of the Mergers, no less than $250 million of Superior Energy’s outstanding 7.125% Senior Notes due 2021 be exchanged for $250 million of new senior secured lien notes of Holdco (“Holdco Bonds”), which Holdco Bonds will be issued substantially on the terms set forth in the Original Agreement. The Amendment amends, among other things, certain covenants contained within the Original Agreement to permit for the exchange of the Holdco Bonds to be less than $250 million on the terms and subject to the conditions set forth in certain indentures specified in the Amendment, and to permit NAM to consummate the Mergers with cash and cash equivalents in the aggregate amount of not less than $13 million, instead of $20 million. All other material terms of the Merger Agreement remain substantially the same.

The Amendment is included as Exhibit 2.1 hereto and is incorporated herein by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Amendment and is qualified in its entirety by the terms and conditions of the Amendment. It is not intended to provide any other factual information about Superior Energy or its subsidiaries and affiliates.

Closing of Exchange Offer and Consent Solicitation

On February 24, 2020 (the “Closing Date”), SESI, L.L.C. (“SESI” or the “Issuer”), a wholly owned subsidiary of Superior Energy, consummated certain transactions contemplated by the previously announced offer to exchange (the “Exchange Offer”) up to $635 million aggregate principal amount of SESI’s outstanding 7.125% Senior Notes due 2021 (the “Original Notes”) for up to $635 million of newly issued 7.125% Senior Notes due 2021 (the “New Notes”) and solicitation of consents to proposed amendments with respect to the Original Notes (the “Consent Solicitation”). At the expiration of the Exchange Offer, $617,940,000 in aggregate principal amount, or 77.24%, of the outstanding Original Notes were validly tendered and not withdrawn.

Indenture and Senior Notes due 2021

General

On the Closing Date, $617,940,000 in aggregate principal amount of New Notes were issued to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside of the United States in compliance with Regulation S under the Securities Act. The New Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

The New Notes were issued pursuant to an Indenture, dated as of February 24, 2020 (the “New Notes Indenture”), among the Issuer, the guarantors specified therein and UMB Bank, N.A., as trustee (in such capacity, the “New Notes Trustee”). SESI’s obligations under the New Notes and the New Notes Indenture are fully and unconditionally guaranteed by each of the guarantors under the indenture dated as of December 6, 2011 governing the Original Notes (as amended and supplemented, the “Original Notes Indenture”).

Maturity and Interest Payments

The New Notes will mature on December 15, 2021. Interest on the New Notes will accrue at 7.125% per annum and will be paid semi-annually, in arrears, on June 15 and December 15 of each year, beginning June 15, 2020.

Redemption

SESI may redeem the New Notes at its option, in whole at any time or in part from time to time, upon no less than 30 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the New Notes redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

Automatic Exchange

When the Mergers are consummated, the New Notes will automatically exchange into: (i) $243.283 million aggregate principal amount of Holdco’s 9.750% Senior Second Lien Secured Notes due 2025; (ii) $243.283 million aggregate principal amount of SESI’s 8.750% Senior Second Lien Secured Notes due 2026; and $131.374 million in cash. If the Mergers are not consummated in accordance with the Merger Agreement, the New Notes will automatically exchange for an equal principal amount of Original Notes issued under the Original Notes Indenture as “Additional Notes.”

Certain Covenants

The New Notes Indenture contains covenants that limit Superior Energy’s, the Issuer’s and their subsidiaries’ ability to, among other things: (i) consolidate, merge, sell or otherwise dispose of all or substantially all of their assets; (ii) pay for certain consents to the New Notes Indenture; and (iii) create liens to secure debt. These covenants are subject to a number of important limitations and exceptions. Additionally, upon the occurrence of specified change of control events, each holder of New Notes may require that SESI repurchase such holder’s New Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but not including, the purchase date. The New Notes Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding New Notes to be due and payable immediately.

The foregoing description of the New Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the New Notes Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the heading “Indenture and Senior Notes due 2021” in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1

Amendment No. 1 to Agreement and Plan of Merger, dated as of February 20, 2020, by and among Superior Energy Services, Inc., New NAM, Inc., Forbes Energy Services Ltd., Spieth Newco, Inc., Spieth Merger Sub, Inc. and Fowler Merger Sub, Inc.

4.1	Indenture, dated as of February 24, 2020, by and among SESI, L.L.C, the guarantors specified therein and UMB Bank, N.A., as trustee

4.2	Form of Senior Note due 2021 (included as Exhibit A to Exhibit 4.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

All statements in this communication (and oral statements made regarding the subjects of this communication) other than historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of Superior Energy, Forbes and Holdco, which could cause actual results to differ materially from such statements. Forward-looking information includes, but is not limited to the consummation of the Mergers and other transactions contemplated by the Merger Agreement and the timing thereof.

While Superior Energy believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its and Holdco’s business. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: the failure to realize the anticipated costs savings, synergies and other benefits of the transaction; the possible diversion of management time on transaction-related issues; the risk that the requisite approvals to complete the transaction are not obtained or other closing conditions are not satisfied; local, regional and national economic conditions and the impact they may have on Superior Energy, Forbes, Holdco and their customers; conditions in the oil and gas industry, especially oil and natural gas prices and capital expenditures by oil and gas companies; the debt obligations of Superior Energy and Holdco following the transaction and the potential effect of limiting Superior Energy’s and/or Holdco’s ability to fund future growth and operations and increasing their respective exposure to risk during adverse economic conditions; the financial condition of Superior Energy’s and Holdco’s customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships resulting from the transaction; changes in safety, health, environmental and other regulations; the results of any reviews, investigations or other proceedings by government authorities; and the potential additional costs relating to any reviews, investigations or other proceedings by government authorities or shareholder actions.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in Superior Energy’s Annual Report on Form 10-K for the year ended December 31, 2018, and those set forth from time to time in Superior Energy’s filings with the SEC, which are available at www.superiorenergy.com. Except as required by law, Superior Energy expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, Holdco has filed a registration statement on Form S-4, which included a preliminary joint proxy statement/prospectus of Holdco and Forbes, with the SEC. A definitive joint proxy statement/prospectus will be filed with the SEC once the registration statement becomes effective. While the registration statement and joint proxy statement/prospectus have not yet become effective and the information therein is subject to change, they provide important information about the transaction. INVESTORS AND SECURITY HOLDERS OF SUPERIOR ENERGY AND FORBES ARE ADVISED TO CAREFULLY READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS, AND TO READ THE REGISTRATION STATEMENT AND DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive joint proxy statement/prospectus will be sent to security holders of Forbes in connection with the Forbes shareholder meeting. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other relevant documents filed by Superior Energy, Forbes and Holdco with the SEC from the SEC’s website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the joint proxy statement/prospectus and other relevant documents (when available) from www.superiorenergy.com under the tab “Investors” and then under the heading “SEC Filings.”

Participants in the Solicitation

Superior Energy, Forbes and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction. Information about these persons is set forth in Superior Energy’s proxy statement relating to its 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2019, and Forbes’ proxy statement relating to its 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 25, 2019, and subsequent statements of changes in beneficial ownership on file with the SEC. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the joint proxy statement/prospectus and other relevant documents regarding the transaction, which will be filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.

By:	/s/ William B. Masters
William B. Masters
Executive Vice President, General Counsel and Secretary

Dated: February 26, 2020